Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-B

KEY PERFORMANCE FACTORS
November 30, 1999



Expected B Maturity 3/16/09


Blended Coupon 5.9788%


Excess Protection Level
3 Month Average   5.89%
November, 1999   5.79%
October, 1999   6.11%
September, 1999   5.76%


Cash Yield18.33%


Investor Charge Offs 4.89%


Base Rate 7.65%


Over 30 Day Delinquency 5.02%


Seller's Interest 8.52%


Total Payment Rate14.09%


Total Principal Balance$48,461,894,441.68


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,130,074,923.19